UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 7/18/2025

Gaming and Leisure Properties, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
845 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of principal executive offices)

610-401-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	GLPI	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2025, Gaming and Leisure Properties, Inc. (the “Company”) determined to eliminate the position of Senior Vice President and Chief Investment Officer of the Company. The Company and Matthew J. Demchyk, who currently serves in that role, have entered into a separation agreement (the “Agreement”) providing for Mr. Demchyk’s last day of employment with the Company to be August 1, 2025 (the “Separation Date”).

The Agreement provides for payment of cash severance and for a cash payment in consideration of his outstanding vested and unvested equity and equity-based awards, in lieu of payment in shares. It provides that, subject to certain conditions set forth in the Agreement, Mr. Demchyk will be entitled to the following severance benefits: (i) cash payments equal to $6,250,000, of which $3,250,000 will be paid on the first regular payroll date following 30 days after Mr. Demchyk’s execution of a general release of claims, in favor of the Company, becomes effective, $2,300,000 will be paid on March 15, 2026 and the remaining $700,000 will be paid on August 1, 2026; and (ii) continuing coverage under the Company’s group medical, dental and vision plans (at no cost to Mr. Demchyk) for a period equal to the earlier of (a) twenty-four (24) months following the Separation Date and (b) the date Mr. Demchyk becomes eligible to be covered under another employer group health plan. Mr. Demchyk will not be entitled to any further payments with respect to his outstanding equity or under the Company’s change in control and executive severance plan following his Separation Date.

The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2025.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2025	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ Brandon J. Moore
	Name:	Brandon J. Moore
	Title:	President, Chief Operating Officer & Secretary

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